[USAA EAGLE LOGO (R)]
USAA AGGRESSIVE GROWTH FUND
(Fund Shares and Institutional Shares)
SUPPLEMENT DATED APRIL 1, 2013
TO THE FUND'S PROSPECTUS
DATED DECEMBER 1, 2012

This Supplement updates certain information contained in the above-dated prospectus for the USAA Aggressive Growth Fund (the Fund). Please review this important information carefully.

Effective March 31, 2013, Patrick Burton will become a portfolio manager of the Fund. Effective July 1, 2013, R. Bart Wear will no longer serve as a portfolio manager to the Fund. Clark Winslow and Justin Kelly will continue to serve as portfolio managers to the Fund.

Effective March 31, 2013, the “Portfolio Manager(s)” subsection is hereby revised as follows:

Patrick M. Burton, CFA, is a Managing Director of Winslow Capital and has managed the Fund since March 2013. Mr. Burton joined Winslow Capital in 2010 and has 29 years of experience in the securities industry. Prior to joining Winslow Capital, Mr. Burton was a Senior Equity Research Analyst at Thrivent Asset Management from 2009 to 2010. Prior to that, Mr. Burton was a Managing Director with Citigroup Investments from 1999 to 2009. Education: B.S. with distinction in finance, University of Minnesota. He is also a CFA charterholder.

Additionally, the biographies for Justin H. Kelly and Clark J. Winslow are revised to reflect that effective March 31, 2013, Mr. Kelly serves as Chief Investment Officer of Winslow Capital.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

97750-0413